UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 14, 2006

Micrus Endovascular Corporation
(Exact name of registrant as specified in its charter)
000-51323
(Commission File Number)

Delaware (State or Other Jurisdiction of	23-2853441 (I.R.S. Employer Identification No.)
Incorporation)
821 Fox Lane
San Jose, California
95131
(Address of principal executive offices, including zip code)
(408) 830-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 14, 2006, Micrus Endovascular Corporation (“Micrus”) issued a press release, reporting its financial results for the quarter ended December 31, 2005. A copy of this earnings release is attached as Exhibit 99.1 hereto. Following the issuance of this earnings release, Micrus hosted an earnings call in which its financial results for the nine months ended December 31, 2005 were discussed.
     Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in Micrus’ other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.
     The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” (including the exhibit hereto) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press Release dated February 14, 2006, titled “Micrus Endovascular Reports Third Quarter Revenue Growth of 43%.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION (Registrant)
Date: February 14, 2006	By:	/s/ Robert A. Stern
Robert A. Stern
Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 14, 2006, titled “Micrus Endovascular Reports Third Quarter Revenue Growth of 43%.”